PREMIER POWER RENEWABLE ENERGY, INC.

[______] Shares of Common Stock, par value $0.0001 per share

PLACEMENT AGENT AGREEMENT

July [__], 2010

Merriman Curhan Ford & Co.
135 East 57th Street
24th Floor
New York, New York 10022

Dear Sir or Madam:

Premier Power Renewable Energy, Inc., a Delaware corporation (the “Company”), proposes to issue and sell up to [_____] shares (the “Offered Securities”) of common stock, par value $0.0001 per share (the “Common Stock”) to one or more investors (collectively, the “Investors”).  The Offered Securities are described more fully in the Registration Statement (as hereinafter defined).

The Company hereby confirms its agreement with Merriman Curhan Ford & Co. (the “Placement Agent”) as set forth below.

1.           Agreement to Act as Placement Agent. On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, the Placement Agent agrees to act as the Company’s placement agent in connection with the issuance and sale, on a best efforts basis, by the Company of the Offered Securities to the Investors.  The Placement Agent shall use commercially reasonable efforts to assist the Company in obtaining performance by each Investor whose offer to purchase Offered Securities has been solicited by the Placement Agent and accepted by the Company, but the Placement Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason.  The Company shall pay to the Placement Agent a cash fee (the “Placement Fee”) equal to 6.5% of the gross proceeds received by the Company from the sale of the Offered Securities as set forth on the cover page of the Prospectus (as hereinafter defined). The Placement Agent may, in its discretion, retain other brokers or dealers who are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) to act as selected dealers or subagents on such Placement Agent’s behalf in connection with the offering of the Offered Securities, payment to whom shall be solely the responsibility of the Placement Agent retaining such selected dealer or subagent.

2.           Delivery and Payment.  The closing (the “Closing”) of the sale of the Offered Securities shall take place at the office of Kramer Levin Naftalis & Frankel LLP at 1177 Avenue of the Americas, New York, New York 10036 at 10:00 a.m., New York City time, on July [__], 2010, or at such other time on such other date as may be agreed upon by the Company and the Placement Agent (the “Closing Date”).  All actions taken at the Closing shall be deemed to have occurred simultaneously.  On or before the Closing Date, each Investor shall pay by wire transfer of immediately available funds to an account specified by the Company an amount equal to the product of (x) the number of Offered Securities such Investor has agreed to purchase and (y) the purchase price per share as set forth on the cover page of the Prospectus (as defined below) (the “Purchase Amount”).  On the Closing Date, the Company shall (i) deliver or cause to be delivered the Offered Securities to the Investors, with the delivery of the Offered Securities to be made, if possible, through the facilities of [The Depository Trust Company's DWAC system], and (ii) pay to the Placement Agent the Placement Fee and the expense reimbursement to which the Placement Agent is entitled pursuant to Section 6 hereof.

3.           Representations and Warranties of the Company. The Company represents and warrants and covenants to the Placement Agent that:

(a)           A registration statement on Form S-1 (File No. [______]) (the “Initial Registration Statement”) in respect of the Offered Securities, including a base prospectus relating to the Offered Securities (the “Base Prospectus”) has been filed in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to the Placement Agent, and excluding exhibits thereto, have been declared effective by the Commission in such form; other than registration, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Act, which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; the Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a “Preliminary Prospectus;” the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”); all references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, a Preliminary Prospectus, the Prospectus or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).  As used in this Agreement:

(i)           “Applicable Time” means 11:59 P.M. (New York City time) on the date of this Agreement;

(ii)          “Base Prospectus” means the form of prospectus included in the Registration Statement as of the most recent Effective Date;

(iii)         “Effective Date” means any date as of which any part of the Registration Statement became, or is deemed to have become, effective under the Act in accordance with the Rules and Regulations;

(iv)         “Issuer Free Writing Prospectus” means any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Offered Securities;

(v)          “Preliminary Prospectus” means any preliminary prospectus relating to the Offered Securities included in the Registration Statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any preliminary prospectus supplement thereto relating to the Offered Securities;

(vi)         “Pricing Disclosure Materials” means, as of the Applicable Time, the Base Prospectus, any Preliminary Prospectus, and the information, if any, set forth on Schedule 1 hereto;

(vii)        “Prospectus” means the final prospectus relating to the Offered Securities including the Base Prospectus and any prospectus supplement thereto relating to the Offered Securities, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and

(viii)       “Registration Statement” means, collectively, the various parts of such registration statement, each as amended as of the Effective Date for such part, including the Prospectus and all exhibits to such registration statement.

Any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the effective date of the Registration Statement or the date of such Base Prospectus, such Preliminary Prospectus or the Prospectus, as the case may be.

(b)           Each Preliminary Prospectus and the Prospectus when filed, if filed by electronic transmission, pursuant to EDGAR (except as may be permitted by Regulation S-T under the Act), was identical to the copy thereof delivered to the Placement Agent for use in connection with the offer and sale of the Offered Securities; the Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; on the effective date the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, when filed, the Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(c)           The Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Offered Securities pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than 10:00 p.m., New York City time, on the date of determination of the public offering price for the Offered Securities; no stop order of the Commission preventing or suspending the use of any Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission.

(d)           The Company was not at the time of the initial filing of the Registration Statement, has not been since the date of such filing, and will not be on the Closing Date, an “ineligible issuer” (as defined in Rule 405 under the Act). The Company has been since the time of initial filing of the Registration Statement and continues to be eligible to use Form S-1 for the offering of the Offered Securities.

(e)           The Registration Statement, at the time it became effective, as of the date hereof, and at the Closing Date, conformed and will conform in all material respects to the requirements of the Act and the Rules and Regulations. The Base Prospectus and any Preliminary Prospectus conformed, and the Prospectus will conform in all material respects, when filed with the Commission pursuant to Rule 424(b) and on the Closing Date, to the requirements of the Act and the Rules and Regulations.

(f)           The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(g)          The Prospectus will not, as of its date and on the Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Prospectus in reliance upon and in conformity with information concerning the Placement Agent and furnished in writing by the Placement Agent to the Company expressly for use in the Prospectus, as set forth in Section 8(b).

(h)          The Pricing Disclosure Materials did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Pricing Disclosure Materials in reliance upon and in conformity with information concerning the Placement Agent and furnished in writing by the Placement Agent to the Company expressly for use in the Pricing Disclosure Materials, as set forth in Section 8(b).

(i)           The Company acknowledges that, as a “penny stock” issuer, the Company is an “ineligible issuer” as such term is defined in Rule 405 of the Act and is not permitted to avail itself of an Issuer Free Writing Prospectus.  The Company has not made any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus.

(j)           The Company is, and at the Closing Date will be, duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. The Company is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign organization in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect or would not reasonably be expected to have a material adverse effect on or affecting the business, prospects, properties, management, consolidated financial position, stockholders’ equity or results of operations of the Company and its Subsidiaries (as defined below), taken as a whole (a “Material Adverse Effect”). Complete and correct copies of the articles or certificate of incorporation and of the bylaws of the Company and all amendments thereto have been delivered to the Placement Agent, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date.

(k)          The Company’s subsidiaries (the “Subsidiaries”) are listed on Schedule 2 to this Agreement. The Subsidiaries have been duly organized and are validly existing as a corporation or limited liability company in good standing under the laws of their respective jurisdictions of formation. The Subsidiaries are duly qualified and in good standing as foreign corporations or limited liability companies in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of their respective businesses makes such qualification necessary, except for those failures to be so qualified or in good standing which will not have a Material Adverse Effect. All of the equity materials of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except as disclosed in the Pricing Disclosure Materials and the Prospectus, are owned directly or indirectly by the Company, free and clear of any lien, encumbrance, claim, security interest, restriction on transfer, shareholders’ agreement, voting trust or other defect of title whatsoever.

(l)           The issued and outstanding shares of capital stock of the Company have been validly issued, are fully paid and nonassessable and, other than as set forth in the Registration Statement and the Prospectus are not subject to any preemptive rights, rights of first refusal or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus as of the dates referred to therein. The descriptions of the securities of the Company in the Registration Statement and the Prospectus are, and at the Closing Date will be, complete and accurate in all respects. Except as set forth in the Registration Statement and the Prospectus and options granted under the Company’s option plans or other option arrangements approved by the Company’s Board of Directors, the Company does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any shares of capital stock or other securities other than the Offered Securities.

(m)         The Company has full legal right, power and authority to enter into this Agreement and the purchase agreement executed between each Investor and the Company, substantially in the form attached hereto as Exhibit A (the “Subscription Agreement” and, together with this Agreement, the “Transaction Documents”) and perform the transactions contemplated hereby and thereby. The Transaction Documents have been authorized and validly executed and delivered by the Company and are legal, valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and equitable principles of general applicability.

(n)          The issuance and sale of the Offered Securities have been duly authorized by the Company, and the Offered Securities, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable and will not be subject to preemptive or similar rights.  The holders of the Offered Securities will not be subject to personal liability by reason of being such holders. The Offered Securities, when issued, will conform in all material respects to the description thereof set forth in or incorporated into the Prospectus.

(o)          The consolidated financial statements and the related notes included in the Registration Statement and the Prospectus present fairly, in all material respects, the financial condition of the Company and its consolidated Subsidiaries as of the dates thereof and the results of operations and cash flows at the dates and for the periods covered thereby in conformity with generally accepted accounting principles (“GAAP”). No other financial statements, financial schedules or pro forma financial information of the Company, the Subsidiaries or any other entity are required by the Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. All disclosures contained in the Registration Statement, the Pricing Disclosure Materials and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the Rules and Regulations) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable. The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement, the Pricing Disclosure Materials and the Prospectus.

(p)          Macias Gini & O’Connell LLP (the “Accountants”), who has reported on the audited consolidated financial statements and schedules of the Company and its consolidated Subsidiaries, are registered independent public accountants with respect to the Company and its consolidated Subsidiaries as required by the Act and the Rules and Regulations and by the rules of the Public Company Accounting Oversight Board. The consolidated financial statements of the Company and the related notes and schedules included in the Registration Statement and the Prospectus have been prepared in conformity with the requirements of the Act and the Rules and Regulations and present fairly the information shown therein.  Ria & Partners S.p.A., who has reported on the audited financial statements of Premier Power Italy S.p.A., are registered independent public accountants with respect to Premier Power Italy S.p.A. as required by the Act and the Rules and Regulations and by the rules of the Public Company Accounting Oversight Board.

(q)          There is and has been no failure on the part of the Company, or to its knowledge after due inquiry, any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provisions of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated therewith (the “Sarbanes Oxley Act”). Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company, as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all periodic reports required to be filed by it with the Commission. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

(r)           Except as disclosed in the Registration Statement and Prospectus, the Company and its Subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and its Subsidiaries. The Company presented in its Form 10-Q for the quarter ended March 31, 2010 (such date, the “Evaluation Date”) the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

(s)           Except as set forth in or otherwise contemplated by the Registration Statement and the Prospectus, since the date of the most recent consolidated financial statements of the Company included in the Registration Statement and prior to Closing, (i) there has not been and will not have been any change in the capital stock of the Company (except for changes in the number of outstanding shares of Common Stock of the Company due to the issuance of shares pursuant to any equity compensation plans described in the Registration Statement), or long-term debt of the Company or the Subsidiaries or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development that would reasonably be expected to result in a material adverse change in, or affecting, the business, prospects, properties, management, consolidated financial position, stockholders’ equity, or results of operations of the Company and its Subsidiaries taken as a whole (a “Material Adverse Change”) and (ii) neither the Company nor the Subsidiaries have sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement and the Prospectus.

(t)           Since the date as of which information is given in the Registration Statement and the Prospectus, neither the Company nor the Subsidiaries have entered or will, at any time when a Prospectus relating to the Offered Securities is required to be delivered under the Act, enter into any transaction or agreement, not in the ordinary course of business, that is material to the Company and the Subsidiaries, individually or taken as a whole or incurred or will incur any liability or obligation, direct or contingent, not in the ordinary course of business, that is material to the Company and the Subsidiaries, individually or taken as a whole.

(u)          Neither the Company nor any Subsidiary owns any real property.  The Company or a Subsidiary has a valid leasehold interest in all real property used or held for use by any of them, free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Each of the Company and the Subsidiaries have good and valid title to all personal property described in the Registration Statement or the Prospectus as being owned by them that are material to the business of the Company and the Subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances and claims except for liens, encumbrances and claims that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Any real property described in the Registration Statement or the Prospectus as being leased by the Company or the Subsidiaries that is material to the business of the Company and the Subsidiaries taken as a whole is held by them under valid, existing and enforceable leases, in each case free and clear of all liens, encumbrances and claims except for liens, encumbrances and claims that (A) do not materially interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries or (B) would not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect.

(v)          The Company is not, nor upon completion of the transactions contemplated herein will it be, an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(w)          Except as disclosed in the Registration Statement and the Prospectus, there are no legal, governmental or regulatory actions, suits or proceedings pending, nor, to the Company’s knowledge, any legal, governmental or regulatory investigations, to which the Company or the Subsidiaries is a party or to which any property of the Company or the Subsidiaries is the subject that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under the Transaction Documents; to the Company’s knowledge, no such actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others; and there are no current or pending legal, governmental or regulatory investigations, actions, suits or proceedings that are required under the Act to be described in the Prospectus that are not so described.

(x)           Each of the Company and the Subsidiaries have, and at the Closing Date will have, (i) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its respective business as presently conducted except where the failure to have such governmental licenses, permits, consents, orders, approvals and other authorizations would not have a Material Adverse Effect, (ii) complied with all laws, regulations and orders applicable to either it or its business, except where the failure to so comply would not have a Material Adverse Effect, and (iii) performed all its obligations required to be performed, and is not, and at the Closing Date will not be, in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a “contract or other agreement”) to which it is a party or by which its property is bound or subject, except where such failure to perform or default would not have a Material Adverse Effect, individually or in the aggregate, and, to the Company’s knowledge, no other party under any material contract or other agreement to which it is a party is in default in any respect thereunder, except where such default would not have a Material Adverse Effect, individually or in the aggregate. The Company and the Subsidiaries are not in violation of any provision of their respective organizational or governing documents.

(y)          The Company has all corporate power and authority to enter into the Transaction Documents, and to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection herewith and therewith have been obtained, except such as may be required under state securities or Blue Sky Laws or the by-laws and rules of FINRA or the OTC Bulletin Board or a national securities exchange in connection with the distribution of the Offered Securities by the Placement Agent.

(z)          Neither the execution of the Transaction Documents, nor the issuance, offering or sale of the Offered Securities, nor the consummation of any of the transactions contemplated herein or in the other Transaction Documents, nor the compliance by the Company with the terms and provisions hereof or thereof will conflict with, or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiaries pursuant to the terms of any contract or other agreement to which the Company or the Subsidiaries may be bound or to which any of the property or assets of the Company or the Subsidiaries are subject, except such conflicts, breaches or defaults as may have been waived; nor will such action result in any violation of (i) the provisions of the organizational or governing documents of the Company or the Subsidiaries, or (ii) any statute or any order, rule or regulation applicable to the Company or the Subsidiaries or (iii) any court or of any federal, state or other regulatory authority or other government body having jurisdiction over the Company or the Subsidiaries, except, in the case of clauses (ii) and (iii) only, for such violations that could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

(aa)        There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Company is a party have been authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company, and are enforceable against the Company in accordance with the terms thereof, subject to the effect of applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and equitable principles of general applicability.

(bb)        No statement, representation or warranty made by the Company in this Agreement or made in any certificate or document required by the Transaction Documents to be delivered to the Placement Agent or the Investors was or will be, when made, inaccurate, untrue or incorrect in any material respect.

(cc)          The Company and its directors, officers or controlling persons have not taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock.

(dd)         No holder of securities of the Company has rights to the registration of any securities of the Company as a result of the filing of the Registration Statement or the transactions contemplated by this Agreement, except for such rights as have been waived or satisfied.

(ee)          The Common Stock is currently quoted on the OTC Bulletin Board. Except as disclosed in the Registration Statement and Prospectus, the Company has not, in the 12 months preceding the date hereof, received notice from the OTC Bulletin Board to the effect that the Company is not in compliance with its listing or maintenance requirements. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(ff)           The Company is not involved in any material labor dispute nor is any such dispute known by the Company to be threatened.

(gg)         The business and operations of the Company and the Subsidiaries have been and are being conducted in compliance with all applicable laws, ordinances, rules, regulations, licenses, permits, approvals, plans, authorizations or requirements relating to occupational safety and health, or pollution, or protection of health or the environment (including, without limitation, those relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic substances, materials or wastes into ambient air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, gaseous or liquid in nature) of any governmental department, commission, board, bureau, agency or instrumentality of the United States, any state or political subdivision thereof, or any foreign jurisdiction, and all applicable judicial or administrative agency or regulatory decrees, awards, judgments and orders relating thereto, except where the failure to be in such compliance will not, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor the Subsidiaries have received any notice from any governmental instrumentality or any third party alleging any material violation thereof or liability thereunder (including, without limitation, liability for costs of investigating or remediating sites containing hazardous substances and/or damages to natural resources).

(hh)         To the Company’s knowledge, each of the Company and the Subsidiaries own, is licensed or otherwise possesses all rights to use, all patents, patent rights, inventions, know-how (including trade secrets and other unpatented or unpatentable or confidential information, systems, or procedures), trademarks, service marks, trade names, copyrights and other intellectual property rights (collectively, the “Know-How”) necessary for the conduct of its business as described in the Registration Statement and the Prospectus.  No claims have been asserted against the Company or the Subsidiaries by any person with respect to the use of any such Know-How or challenging or questioning the validity or effectiveness of any such Know-How.

(ii)           Except as disclosed in the Registration Statement and the Prospectus, (i) to the Company’s knowledge, each of the Company and the Subsidiaries own or has obtained valid and enforceable licenses or options for the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of its respective business as currently conducted (collectively, the “Intellectual Property”); and (ii) (a) to the Company’s knowledge, there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company or the Subsidiaries for the products described in the Registration Statement that would preclude the Company or the Subsidiaries from conducting its business as currently conducted and have a Material Adverse Effect, except for the ownership rights of the owners of the Intellectual Property licensed or optioned by the Company or the Subsidiaries; (b) to the Company’s knowledge, there are currently no sales of any products that would constitute an infringement by third parties of any Intellectual Property owned, licensed or optioned by the Company or the Subsidiaries, which infringement would have a Material Adverse Effect; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company or the Subsidiaries in or to any Intellectual Property owned, licensed or optioned by the Company or the Subsidiaries that would reasonably be expected to have a Material Adverse Effect; (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company or the Subsidiaries, other than non-material actions, suits, proceedings and claims, or other than normal patent application examination procedures; and (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or the Subsidiaries infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material actions, suits, proceedings and claims.

(jj)           Each of the Company and the Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid or accrued all taxes shown as due thereon, and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against it or the Subsidiaries which could have a Material Adverse Effect.

(kk)         On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Offered Securities to be sold hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

(ll)           Each of the Company and the Subsidiaries maintain insurance of the types and in the amounts that the Company reasonably believes is adequate for their respective businesses, including, but not limited to, insurance covering all real and personal property owned or leased by the Company or the Subsidiaries against theft, damage, destruction, acts of vandalism, all of which insurance is in full force and effect.  The Company has no reason to believe that it or any of its Subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to result in a Material Adverse Effect.

(mm)       Neither the Company nor the Subsidiaries, nor, to the knowledge of the Company, any director, officer, agent or employee of the Company or any Subsidiary has directly or indirectly, (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully any contribution in violation of law, (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof, (iii) violated or is in violation of any provisions of the U.S. Foreign Corrupt Practices Act of 1977 or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(nn)        The Company has not distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Offered Securities, will not distribute any offering material in connection with the offering and sale of the Offered Securities other than the Pricing Disclosure Materials and the Prospectus.  The Company will promptly notify the Placement Agent of any such distributions and the names of the persons receiving such distributions.

(oo)        Each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and the Subsidiaries have been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company or any Subsidiary with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(pp)        No relationship, direct or indirect, exists between or among the Company or the Subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or the Subsidiaries, on the other, which is required by the Act to be disclosed in the Registration Statement and the Prospectus and is not so disclosed.

(qq)        The Company has not sold or issued any securities that would be integrated with the offering of the Offered Securities contemplated by this Agreement pursuant to the Act, the Rules and Regulations or the interpretations thereof by the Commission.

(rr)          Neither the Company nor the Subsidiaries are a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or the Subsidiaries or the Placement Agent for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Offered Securities.

(ss)         No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) (a “Forward Looking Statement”) contained in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(tt)          The operations of the Company and the Subsidiaries are and have been conducted at all times in material compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company or the Subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(uu)        Neither the Company, nor the Subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person acting on behalf of the Company or the Subsidiaries have, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(vv)        Based on the financial condition of the Company as of the Closing Date after giving effect to the transactions contemplated by the Transaction Documents, (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business through December 31, 2010 as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

4.           Agreements of the Company. The Company covenants and agrees with the Placement Agent as follows:

(a)           The Registration Statement has become effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus (properly completed if Rule 430A has been used), subject to the prior approval of the Placement Agent (which approval shall not be unreasonably withheld or delayed), pursuant to Rule 424(b) within the prescribed time period and will provide a copy of such filing to the Placement Agent promptly following such filing.

(b)           The Company will not, during such period as the Prospectus would be required by law to be delivered in connection with sales of the Offered Securities by an underwriter, a dealer or a placement agent in connection with the offering contemplated by this Agreement, file any amendment or supplement to the Registration Statement or the Prospectus unless a copy thereof shall first have been submitted to the Placement Agent within a reasonable period of time prior to the filing thereof and the Placement Agent shall not have reasonably objected thereto in good faith.

(c)           The Company will notify the Placement Agent promptly, and will, if requested, confirm such notification in writing, (1) when any post-effective amendment to the Registration Statement becomes effective, but only during the period mentioned in Section 4(b); (2) of any request by the Commission for any amendments to the Registration Statement or any amendment or supplements to the Prospectus or for additional information, but only during the period mentioned in Section 4(b); (3) of the issuance by the Commission of any stop order preventing or suspending the effectiveness of the Registration Statement or the use of any Preliminary Prospectus, the Base Prospectus, or the Prospectus, or the initiation of any proceedings for that purpose or the threat thereof, but only during the period mentioned in Section 4(b); (4) of becoming aware of the occurrence of any event during the period mentioned in Section 4(b) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue in any material respect or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading; and (5) of receipt by the Company of any notification with respect to any suspension of the qualification of the Offered Securities for offer and sale in any jurisdiction. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement in connection with the offering contemplated hereby, the Company will make every reasonable effort to obtain the withdrawal of any such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement, pursuant to Rule 430A, it will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Placement Agent promptly of all such filings.

(d)           If, at any time when a Prospectus relating to the Offered Securities is required to be delivered under the Act, the Company becomes aware of the occurrence of any event as a result of which the Prospectus, as then amended or supplemented, would, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary, in the reasonable judgment of counsel to the Company or counsel to the Placement Agent, at any time to amend or supplement the Prospectus or the Registration Statement to comply with the Act or the Rules and Regulations, the Company will promptly notify the Placement Agent and, subject to Section 4(b) hereof, will promptly prepare and file with the Commission, at the Company’s expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will deliver to the Placement Agent, without charge, such number of copies thereof as the Placement Agent may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Placement Agent.

(e)           The Company will furnish to the Placement Agent and its counsel, without charge (i) two conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto, including financial statements and schedules, and all exhibits thereto, (ii) so long as a prospectus relating to the Offered Securities is required to be delivered under the Act, as many copies of the Prospectus or any amendment or supplement thereto as the Placement Agent may reasonably request.

(f)           The Company will comply with all the undertakings contained in the Registration Statement.

(g)           Prior to the sale of the Offered Securities to the Investors, the Company will cooperate with the Placement Agent and its counsel in connection with the registration or qualification of the Offered Securities for offer and sale under the state securities or Blue Sky laws of such jurisdictions as the Placement Agent may reasonably request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

(h)           The Company will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus.

(i)            [intentionally omitted]

(j)            The Company will apply the net proceeds from the offering and sale of the Offered Securities in the manner set forth in the Prospectus under the caption “Use of Proceeds.”

(k)           The Company will use its best efforts to ensure that the Offered Securities are quoted on the OTC Bulletin Board or traded on a national securities exchange at the time of the Closing.

(l)            The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the Offered Securities to facilitate the sale or resale of any of the Offered Securities.

(m)          The Company will cause each of its executive officers and directors, and certain of its shareholders, whose names are set forth in Exhibit B hereto, to furnish to the Placement Agent, on or before the Closing Date, a letter dated the date hereof, substantially in the form of Exhibit C hereto (the “Lock-Up Agreement”).  The Company will use its commercially reasonable efforts to enforce the terms of each Lock-Up Agreement and issue stop transfer instructions to the transfer agent for the shares with respect to any transaction or contemplated transaction that would constitute a breach or default under the applicable Lock-Up Agreement.

(n)           For a period ending on the earlier of (i) 90 days after the date hereof or (ii) the termination of this Agreement by the Placement Agent prior to the Closing (other than as a result of any breach of this Section 4(n)) (the “Lock-Up Period”), the Company will not directly or indirectly, (1) offer to sell, hypothecate, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase (to the extent such option or contract to purchase is exercisable within one year from the Closing Date), purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to, any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for shares of Common Stock; (2) file or cause to become effective a registration statement under the Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock or (3) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clauses (1), (2) or (3) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Placement Agent (which consent may be withheld in its sole discretion), other than (i) the Offered Securities to be sold hereunder, (ii) the issuance of employee stock options or shares of restricted stock pursuant to equity compensation plans described in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Materials and the Prospectus, (iii) issuances of shares of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), the Pricing Disclosure Materials and the Prospectus or upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement; (iv) except as disclosed in the Registration Statement, the Pricing Disclosure Materials and the Prospectus, the issuance by the Company of any shares of Common Stock or securities convertible or exchangeable into shares of Common Stock as consideration for mergers, acquisitions, other business combinations, or strategic alliances, occurring after the date of this Agreement; provided that each recipient of shares pursuant to this clause (iv) agrees that all such shares remain subject to restrictions substantially similar to those contained in this subsection 4(n); or (v) the purchase or sale of the Company’s securities pursuant to a plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) that was in effect prior to the date hereof.  Notwithstanding the foregoing, for the purpose of allowing the Placement Agent to comply with FINRA Rule 2711(f)(4), if (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or publicly announces other material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18 day period beginning on the date of release of the earnings results or the public announcement regarding the material news or the occurrence of the material event, as applicable, unless the Placement Agent waives such extension in writing.  The Placement Agent agrees to waive such extension if the provisions of FINRA Rule 2711(f)(4) are not applicable to the Offering. The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period, except in accordance with the terms of any existing employment agreement.

5.           Agreement of the Placement Agent. The Placement Agent agrees that it will not include any issuer information (as defined in Rule 433 under the Act) in any “free writing prospectus” (as defined in Rule 405) used or referred to by the Placement Agent.

6.           Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to (1) the preparation, printing and filing of the Registration Statement (including each pre- and post-effective amendment thereto) and exhibits thereto, any Preliminary Prospectus, the Prospectus and any amendments or supplements thereto, including all fees, disbursements and other charges of counsel and accountants to the Company, (2) the preparation and delivery of certificates representing the Offered Securities, (3) furnishing (including costs of shipping and mailing) such copies of the Registration Statement (including all pre- and post-effective amendments thereto), the Prospectus, any Preliminary Prospectus and all amendments and supplements thereto, as may be requested for use in connection with the direct placement of the Offered Securities, (4) the applicable listing or quotation of the Common Stock on an exchange or the over-the-counter market, (5) any filings required to be made by the Placement Agent with the FINRA, and the reasonable fees, disbursements and other charges of counsel for the Placement Agent in connection therewith (subject to the limitations set forth below), (6) the registration or qualification of the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(g), including the reasonable fees, disbursements and other charges of counsel to the Placement Agent in connection therewith (subject to the limitations set forth below) and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (7) fees, disbursements and other charges of counsel to the Company, and (8) fees and disbursements of the Accountants incurred in delivering the letter(s) described in 7(f) of this Agreement.  Whether or not the issuance and sale of the Offered Securities occurs, the Company shall reimburse the Placement Agent in an amount not to exceed in the aggregate $110,000 for all reasonable travel, legal and other actual out-of-pocket expenses of the Placement Agent; provided, however, that the Placement Agent shall seek approval of the Company (which shall not be unreasonably withheld or delayed) for any individual expense greater than $2,500.  In no event shall the total amount of compensation, which shall include the Placement Fee plus costs and expenses paid pursuant to this Section 6, paid to the Placement Agent and other securities brokers and dealers upon completion of the offering of the Offered Securities contemplated hereby exceed 8% of the gross proceeds from the sale of the Offered Securities to the public as contemplated hereby.

7.           Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder are subject to the following conditions:

(a)           (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceedings for that purpose shall be pending or threatened by any securities or other governmental authority (including, without limitation, the Commission), (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Offered Securities under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before, or threatened or contemplated by, any securities or other governmental authority (including, without limitation, the Commission), (iii) any request for additional information on the part of the staff of any securities or other governmental authority (including, without limitation, the Commission) shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Placement Agent and the Placement Agent did not object thereto in good faith, and the Placement Agent shall have received certificates of the Company, dated the Closing Date and signed by the President and Chief Executive Officer or the Chairman of the Board of Directors of the Company, and the Chief Financial Officer of the Company, to the effect of clauses (i), (ii) and (iii).

(b)           Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a Material Adverse Change, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (ii) the Company shall not have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the reasonable judgment of the Placement Agent any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Offered Securities to Investors as contemplated hereby.

(c)           Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, which litigation or proceeding, in the reasonable judgment of the Placement Agent, could have a Material Adverse Effect.

(d)           Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects at the Closing Date, as if made on such date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with in all material respects.

(e)           The Placement Agent shall have received an opinion, dated the Closing Date, of Richardson & Patel LLP, counsel to the Company, in form and substance reasonably satisfactory to the Placement Agent.

(f)            On the date hereof, the Accountants shall have furnished to the Placement Agent a letter, dated the date of its delivery (the “Comfort Letter”), addressed to the Placement Agent and in form and substance satisfactory to the Placement Agent, confirming that (i) they are independent public accountants with respect to the Company within the meaning of the Act and the Rules and Regulations; (ii) in their opinion, the financial statements and any supplementary financial information included in the Registration Statement and examined by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations; (iii) on the basis of procedures, not constituting an examination in accordance with generally accepted auditing standards, set forth in detail in the Comfort Letter, a reading of the latest available interim financial statements of the Company, inspections of the minute books of the Company since the latest audited financial statements included in the Prospectus, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in the Comfort Letter to a date not more than five days prior to the date of the Comfort Letter, nothing came to their attention that caused them to believe that: (A) as of a specified date not more than five days prior to the date of the Comfort Letter, there have been any changes in the capital stock of the Company or any increase in the long-term debt of the Company, or any decreases in net current assets or net assets or other items specified by the Placement Agent, or any increases in any items specified by the Placement Agent, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in the Comfort Letter; and (B) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (A), there were any decreases in revenues or the total or per share amounts of net income or other items specified by the Placement Agent, or any increases in any items specified by the Placement Agent, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Placement Agent, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in the Comfort Letter; and (iv) in addition to the examination referred to in their reports included in the Prospectus and the procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Placement Agent, which are derived from the general accounting, financial or other records of the Company, as the case may be, which appear in the Prospectus or in Part II of, or in exhibits or schedules to, the Registration Statement, and have compared such amounts, percentages and financial information with such accounting, financial and other records and have found them to be in agreement.  On the Closing Date, the Accountants shall have furnished to the Placement Agent a “bring down” letter, dated the Closing Date, confirming the statements contained in the Comfort Letter and updating the procedures specified in the Comfort Letter to a specified date not more than five days prior to the Closing Date.

(g)           At the Closing, the Company shall furnish to the Placement Agent a certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Placement Agent to the effect that each signer has carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Materials, and that to each of such person’s knowledge:

(i)           (A) As of the date of such certificate, (x) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (y) neither the Prospectus nor the Pricing Disclosure Materials contains any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect.

(ii)          Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

(iii)         Each of the covenants required herein to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with.

(iv)         Subsequent to the date of the most recent financial statements in the Prospectus, there has been no Material Adverse Change.

(v)          No stop order or other order suspending the effectiveness of the Registration Statement, or any part thereof, or the use of the Prospectus or any Free Writing Prospectus, or the qualification or registration of the Offered Securities under the securities or Blue Sky laws of any jurisdiction, has been issued and no proceedings for that purpose have been instituted or are contemplated by any securities or other governmental authority (including, without limitation, the Commission).

(vi)         The Company has complied with any request for additional information from the staff of any securities or other governmental authority (including, without limitation, the Commission) to the satisfaction of the staff of the Commission or such authorities.

(h)          At the Closing, the Company shall furnish to the Placement Agent a certificate, dated the date of its delivery, signed by the Secretary or an Assistant Secretary of the Company, in form and substance reasonably satisfactory to the Placement Agent.

(i)           The Offered Securities shall be qualified for sale in such states as the Placement Agent may reasonably request, and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date.

(j)           The Company shall have furnished or caused to be furnished to the Placement Agent such certificates, in addition to those specifically mentioned herein, as the Placement Agent may have reasonably requested as to the accuracy and completeness at the Closing Date of any statement in the Registration Statement or the Prospectus, as to the accuracy at the Closing Date of the representations and warranties of the Company as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Placement Agent.

(k)          The Offered Securities shall have been duly authorized for quotation on the OTC Bulletin Board or traded on a national securities exchange upon official notice of issuance.

(l)           FINRA shall not have raised any unresolved objection with respect to the fairness and reasonableness of the terms and arrangements relating to the issuance and sale of the Offered Securities.

(m)         The Placement Agent shall have received copies of the executed Lock-Up Agreements executed by each person listed on Exhibit B hereto, and such Lock-Up Agreements shall be in full force and effect on the Closing Date.

8.           Indemnification.

(a)          The Company shall indemnify and hold harmless the Placement Agent, its directors, officers, employees and agents and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages, joint or several, (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which it, or any of them, may become subject under the Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement made by the Company in Section 3 of this Agreement, (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (B) the Pricing Disclosure Materials or any amendment or supplement thereto or (C) any application or other document, or any amendment or supplement thereto, executed by the Company based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Offered Securities under the securities or Blue Sky laws thereof or filed with the Commission or any securities association or securities exchange (each, an “Application”), or (iii) the omission or alleged omission to state in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Prospectus, the Pricing Disclosure Materials or any amendment or supplement thereto, or in any Permitted Issuer Information or any Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Offered Securities in the public offering to any person and is based solely on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to such Placement Agent furnished in writing to the Company by the Placement Agent expressly for inclusion therein (as set forth in paragraph (b) below).  This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)           The Placement Agent will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to the Placement Agent, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Placement Agent furnished in writing to the Company by such Placement Agent expressly for use in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Prospectus or the Pricing Disclosure Materials. This indemnity agreement will be in addition to any liability that the Placement Agent might otherwise have. The Company acknowledges that, for all purposes under this Agreement, the name of the Placement Agent and the paragraph relating to the Placement Agent’s fees and reimbursement of expenses under the heading “Plan of Distribution” in the Prospectus, constitute the only information relating to the Placement Agent furnished in writing to the Company by the Placement Agent expressly for inclusion in the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Prospectus or the Pricing Disclosure Materials.

(c)           Any party that proposes to assert the right to be indemnified under this Section 8 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 8, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 8 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that a conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party that would prevent the counsel selected by the indemnifying party from representing the indemnified party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (3) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. The indemnifying party will not, without the prior written consent of the indemnified party (which consent will not be unreasonably withheld or delayed), settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification has been sought hereunder, unless such settlement, compromise or consent includes an unconditional release of the indemnified party and each such controlling person from all liability arising out of such claim, action, suit or proceeding. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

(d)           In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 8 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Placement Agent, the Company and the Placement Agent will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Placement Agent such as persons who control the Company within the meaning of the Act or the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and the Placement Agent may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting Company expenses) received by the Company as set forth in the table on the cover page of the Prospectus bear to the fee received by such Placement Agent hereunder. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Placement Agent on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Placement Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purpose of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), the Placement Agent shall not be required to contribute any amount in excess of the fee received by it, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8(d), any person who controls a party to this Agreement within the meaning of the Act or the Exchange Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 8(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 8(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

9.           Termination.

(a)           The obligations of the Placement Agent under this Agreement may be terminated at any time prior to the Closing Date, by notice to the Company from the Placement Agent, without liability on the part of the Placement Agent to the Company if, prior to delivery and payment for the Offered Securities, in the sole judgment of the Placement Agent (i) trading in the Common Stock of the Company shall have been suspended by the Commission or by the OTC Bulletin Board, (ii) trading in securities generally on the New York Stock Exchange, Nasdaq or AMEX or in the over-the-counter market shall have been suspended or limited or minimum or maximum prices shall have been generally established on any of such exchange or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any of such exchange or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by Federal or New York State authorities, or (iv) any material adverse change in the financial or securities markets in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Placement Agent, impracticable or inadvisable to market the Offered Securities on the terms and in the manner contemplated by the Prospectus.

(b)           If this Agreement shall be terminated pursuant to any of the provisions hereof, or if the sale of the Offered Securities provided for herein is not consummated because any condition to the obligations of the Placement Agent set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Placement Agent, reimburse the Placement Agent for all out-of-pocket expenses incurred in connection herewith.

10.           No Fiduciary Duty. The Company acknowledges and agrees that in connection with this offering, sale of the Offered Securities or any other services the Placement Agent may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Placement Agent: (i) no fiduciary or agency relationship between the Company and any other person, on the one hand, and the Placement Agent, on the other, exists; (ii) the Placement Agent is not acting as an advisor, expert or otherwise, to the Company, including, without limitation, with respect to the determination of the offering price of the Offered Securities, and such relationship between the Company, on the one hand, and the Placement Agent, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Placement Agent may have to the Company shall be limited to those duties and obligations specifically stated herein; and (iv) the Placement Agent and its affiliates may have interests that differ from those of the Company. The Company hereby waives any claims that the Company may have against the Placement Agent with respect to any breach of fiduciary duty in connection with this offering.

11.           Notices. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 4961 Windplay Drive, Suite 100, El Dorado Hills, California 95762, Attention: Dean R. Marks, with copies to Richardson & Patel LLP, 10900 Wilshire Blvd., Suite 500, Los Angeles, California 90024, Attention: Kevin K. Leung, Esq., or (b) if to the Placement Agent, at the office of Merriman Curhan Ford & Co., 135 East 57th Street, 24th Floor, New York, New York 10022, Attention: Michael E. Marrus, with copies to Merriman Curhan Ford & Co., 600 California Street, 9th Floor, San Francisco, California 94108, Attention: General Counsel and Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, Attention: Richard H. Gilden, Esq. Any such notice shall be effective only upon receipt. Any notice under Section 8 may be made by facsimile or telephone, but if so made shall be subsequently confirmed in writing.

12.           Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company and the Placement Agent set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Placement Agent or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Offered Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

13.           Successors. This Agreement shall inure to the benefit of and shall be binding upon the Placement Agent, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnification and contribution contained in Sections 8(a) and (d) of this Agreement shall also be for the benefit of the directors, officers, employees and agents of the Placement Agent and any person or persons who control the Placement Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnification and contribution contained in Sections 8(b) and (d) of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No Investor shall be deemed a successor because of such purchase.

14.           Applicable Law. The validity and interpretations of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

15.           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16.           Entire Agreement. This Agreement constitutes the entire understanding between the parties hereto as to the matters covered hereby and supersedes all prior understandings, written or oral, relating to such subject matter, including, without limitation, the engagement letter dated April 27, 2010.

[Signature Page Follows]

Please confirm that the foregoing correctly sets forth the agreement between the Company and the Placement Agent.

Very truly yours,

PREMIER POWER RENEWABLE ENERGY, INC.

By:
Name:
Title:

Confirmed as of the date first
above mentioned:

MERRIMAN CURHAN FORD & CO.

By:
Name: Michael E. Marrus
Title: Managing Director

SCHEDULE 1

Other Information

Number of Shares:

Price to Public:

Placement Agent’s Fee:

Estimated Offering Expenses:

SCHEDULE 2

Subsidiaries

Subsidiary	Jurisdiction	Ownership

Bright Future Technologies, LLC	California	100% by Premier Power Renewable Energy, Inc.

Premier Power Renewable Energy, Inc.	California	100%

Premier Power Sociedad Limitada	Spain	100% by Premier Power Renewable Energy, Inc.

Rupinvest SARL	Luxembourg	100%

Premier Power Italy S.p.A.	Italy	100% by Rupinvest

EXHIBIT A

Form of Subscription Agreement

EXHIBIT B

Persons Executing Lock-Up Agreements

Directors

Kevin Murray
Robert Medearis
Tommy Ross

Executive Officers and Members of Management

Dean R. Marks
Miguel de Anquin
Frank Sansone

Shareholders

Genesis Capital Advisors, LLC
Vision Opportunity Master Fund, Ltd.
Bjorn Persson
Juan Miguel Ostiz Zubieta
Esdras Ltd.

EXHIBIT C

Form of Lock-Up Agreement

July __, 2010

Merriman Curhan Ford & Co.
135 East 57th Street
24th Floor
New York, New York 10022

Ladies and Gentlemen:

The undersigned understands that Merriman Curhan Ford & Co. (the “Placement Agent”) proposes to enter into a Placement Agent Agreement (the “Placement Agent Agreement”) with Premier Power Renewable Energy, Inc., a Delaware corporation (the “Company”), relating to the offering (the “Offering”) of shares (the “Shares”) of the Common Stock, par value $0.0001 per share (the “Common Stock”), of the Company.  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Placement Agent Agreement.

In consideration of the foregoing, and in order to induce you to participate as the placement agent in the Offering, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Placement Agent (which consent may be withheld in its sole discretion), the undersigned will not, during the period (the “Lock-Up Period”) beginning on the date hereof and ending on the earlier of (i) the date [_90_] days after the date of the final prospectus (including the final prospectus supplement) to be used in confirming the sale of the Shares (the “Final Prospectus”) or (ii) the termination of the Placement Agent Agreement by the Placement Agent prior to the Closing (other than as a result of any breach of Section 4(n) of the Placement Agent Agreement), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission in respect of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock (including without limitation, shares of Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the shares of, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise, (3) make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for shares of Common Stock, or (4) publicly announce an intention to effect any transaction specific in clause (1), (2) or (3) above.

Notwithstanding the foregoing, the restrictions set forth in clause (1) and (2) above shall not apply to (a) transfers (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value or (iii) with your prior written consent, (b) the acquisition or exercise of any stock option issued pursuant to the Company’s existing stock option plan, including any exercise effected by the delivery of shares of Common Stock of the Company held by the undersigned, or (c) the purchase or sale of the Company’s securities pursuant to a plan, contract or instruction that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) that was in effect prior to the date hereof.  For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.  None of the restrictions set forth in this Lock-Up Agreement shall apply to shares of Common Stock acquired in open market transactions.

For the purpose of allowing the Placement Agent to comply with FINRA Rule 2711(f)(4), if (1) during the last 17 days of the Lock-Up Period, the Company releases earnings results or publicly announces other material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18 day period beginning on the date of release of the earnings results or the public announcement regarding the material news or the occurrence of the material event, as applicable, unless the Placement Agent waives, in writing, such extension. The Placement Agent agrees to waive such extension if the provisions of FINRA Rule 2711(f)(4) are not applicable to the Offering.  The undersigned acknowledges that the Company has agreed not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period, except in accordance with the terms of any existing employment agreement.  In furtherance of the foregoing, the Company, and any duly appointed transfer agent or depositary for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a sale or disposition of shares of Common Stock even if such securities would be disposed of by someone other than the undersigned.  Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put option or put equivalent position or call option or call equivalent position) with respect to any of the shares of Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from such shares.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement.  All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar or depositary against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

The undersigned understands that, if the Placement Agent Agreement does not become effective, or if the Placement Agent Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

[Signature page immediately follows]

Very truly yours, ___________________________________ Name: